SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under § 240.14a-12

LITMAN GREGORY FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ]	Fee paid previously with preliminary materials.

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Litman Gregory Funds Trust

1676 N. California Blvd., Suite 500

Walnut Creek, California 94596

August 30, 2019

Dear Shareholder of Litman Gregory Funds Trust (the “Trust”),

The Board of Trustees (the “Board”) of the Trust is pleased to invite you to a Special Meeting of Shareholders (the “Meeting”) of Litman Gregory Masters Alternative Strategies Fund (the “Fund”), a series of the Trust, to be held on Tuesday, October 15, 2019. The accompanying Notice of Special Meeting of Shareholders and Proxy Statement present a proposal to be considered at the Meeting.

At the Meeting, shareholders of the Fund will be asked to approve a proposal, as explained in the attached Proxy Statement, to amend a fundamental investment policy of the Fund regarding commodities. We believe that this amendment will benefit the Fund and its shareholders.

The Board has concluded that the proposal is in the best interests of the Fund and its shareholders and unanimously recommends that you vote “FOR” the proposal.

It is very important that we receive your vote before October 15, 2019. Voting is quick and easy. Everything you need is enclosed. To cast your vote:

•	INTERNET: Visit the website indicated on your Proxy Card. Enter the control number on your Proxy Card and follow the instructions.

•	PHONE: Call the toll-free number listed on your Proxy Card. The control number on your Proxy Card will be needed at the time of the call.

•	MAIL: Complete the Proxy Card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

We appreciate your participation and prompt response in this matter. If you have any questions, please contact AST Fund Solutions, LLC at 1-888-540-8736.

Sincerely,

/s/ Jeremy L. DeGroot
Jeremy L. DeGroot
President of the Trust

LITMAN GREGORY FUNDS TRUST

Litman Gregory Masters Alternative Strategies Fund

1676 N. California Blvd., Suite 500

Walnut Creek, California 94596

1-800-960-0188

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the “Meeting”) of Litman Gregory Masters Alternative Strategies Fund (the “Fund”), a series of Litman Gregory Funds Trust (the “Trust”), will be held at the offices of Litman Gregory Fund Advisors, LLC (the “Advisor”), 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596, at 9:00 a.m. (Pacific time) on Tuesday, October 15, 2019.

The purpose of the Meeting is to consider and act upon the following proposals:

1.	to approve the amendment of the Fund’s fundamental investment policies regarding commodities; and

2.	to transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

The Board has fixed the close of business on Friday, August 23, 2019 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

By order of the Board,

/s/ Stephen M. Savage
Stephen M. Savage
Secretary

Dated: August 30, 2019

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote through the Internet or by phone by following the voting instructions found on the enclosed Proxy Card or to indicate voting instructions on the enclosed Proxy Card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask that you respond promptly, no matter how large or small your holdings may be.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF THE

LITMAN GREGORY FUNDS TRUST

Litman Gregory Masters Alternative Strategies Fund

1676 N. California Blvd., Suite 500

Walnut Creek, California 94596

1-800-960-0188

TO BE HELD ON OCTOBER 15, 2019

This proxy statement (this “Proxy Statement”) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Litman Gregory Funds Trust (the “Trust”) and its series, Litman Gregory Masters Alternative Strategies Fund (the “Fund”), for use at the Special Meeting of Shareholders of the Fund (the “Meeting”), to be held at 9:00 a.m. (Pacific time) on Tuesday, October 15, 2019, at the offices of Litman Gregory Fund Advisors, LLC (the “Advisor” or “LGFA”), 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 or any adjournment(s) thereof.

Only shareholders of record as of the close of business on Friday, August 23, 2019 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. This Proxy Statement is expected to be mailed to shareholders of record as of the Record Date on or about August 30, 2019. The Meeting is being held to vote on the following proposals (the “Proposals”) and to transact such other business as may properly come before the Meeting or any adjournment(s) thereof:

PROPOSAL 1.	To approve the amendment of the Fund’s fundamental investment policies regarding commodities.

PROPOSAL 2.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

THE BOARD, INCLUDING ALL OF THE TRUSTEES WHO ARE NOT “INTERESTED PERSONS,” AS
DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, OF THE TRUST
(THE “INDEPENDENT TRUSTEES”), UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
EACH PROPOSAL.

The Notice of Meeting and Proxy Statement are available at www.proxyonline.com/docs/litmangregory.pdf. Enter the control number provided on your Proxy Card and follow the instructions. To obtain directions to attend the Meeting, please call 1-800-960-0188. The Trust will furnish, without charge, a copy of the Fund’s latest annual and/or semi-annual report to a shareholder upon request. For a free copy of such report, call 1-800-960-0188 or visit the Fund’s website at www.mastersfunds.com/documents-forms or write to the Fund, c/o 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596.

BACKGROUND ON THE PROPOSALS AND VOTING INFORMATION

What is this document and why did you send it to me?

This document contains the Notice of Special Meeting of Shareholders (the “Notice”) and Proxy Statement that provides you with information you should carefully review before voting on the Proposals that will be presented at the Meeting for the Fund. As a shareholder of the Fund, you have the right to vote on a Proposal concerning your investment in the Fund.

What am I being asked to vote on?

The Investment Company Act of 1940, as amended (the “1940 Act”), requires every investment company, like the Fund, to adopt a fundamental investment restriction governing investments in commodities. A “fundamental” investment restriction may be modified only by a vote of a majority of the investment company’s outstanding voting securities (as defined in the 1940 Act).

The Fund’s current fundamental investment restriction regarding commodities states that the Fund may not purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts and currency and financial futures contracts and related options in accordance with any rules of the U.S. Commodity Futures Trading Commission (the “CFTC”).

What will be the effect of the amended fundamental investment restriction regarding investments in commodities?

Since the initial adoption of this restriction for the Fund, the financial markets and regulatory requirements regarding commodities and commodity interests have evolved. New types of financial instruments have become available as potential investment opportunities, including commodity-linked instruments. The Fund’s Advisor believes that it is in the Fund’s best interests to amend the current fundamental investment restriction in order to provide the Fund with the flexibility to adapt to continuously changing regulation and to react to changes in the financial markets and the development of new investment opportunities and instruments, in accordance with the Fund’s investment goal and subject to oversight by the Board. Under the proposed restriction, if current applicable law were to change, the Fund would be able to conform to any such new law without shareholders taking further action.

The Board and the Fund’s Advisor do not anticipate that the proposed amended fundamental investment restriction regarding investments in commodities would involve additional material risk to the Fund or affect the way the Fund is currently managed or operated. The Board determined to seek shareholder approval of the amended fundamental restriction regarding investments in commodities for the Fund in connection with this Meeting.

Has the Board approved Proposal 1?

Yes. The Board, including a majority of the Independent Trustees, has unanimously approved Proposal 1 and recommends that shareholders also vote to approve Proposal 1.

Who is AST Fund Solutions, LLC?

AST Fund Solutions, LLC (the “Solicitor” or “AST Fund Solutions”) is a company that has been engaged by the Fund to assist in the solicitation of proxies. The Solicitor is not affiliated with the Fund or with the Advisor. The expenses of this solicitation are estimated to be approximately $148,000. In order to hold a shareholder meeting, a certain percentage of the Fund’s shares (often referred to as “quorum”) must be represented at the meeting. If a quorum is not attained, the meeting must adjourn to a future date. The Fund may attempt to reach shareholders through multiple mailings to remind the shareholders to cast their vote. As the meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the Meeting does not have to be adjourned or postponed. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for the expenses of this solicitation of proxies in connection with the Meeting?

The expenses incurred in connection with this solicitation, including expenses associated with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses, will be borne by the Fund.

Who is eligible to vote?

Only shareholders of record of the Fund as of the close of business on Friday, August 23, 2019, the Record Date, are entitled to notice of, and to be present and to vote at, the Meeting or any adjournment(s) thereof. Shareholders of record of the Fund as of the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each Proposal presented at the Meeting.

How can a quorum be established?

The presence of 40% of the outstanding shares entitled to vote of the Fund constitutes a quorum for the Meeting with respect to Proposal 1. In determining whether a quorum is present, shares represented by proxies that reflect abstentions, votes that are withheld, and “broker non-votes” will be counted as shares that are present and entitled to vote. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power; or (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

What vote is required?

Approval of Proposal 1 by the Fund requires the affirmative vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. Shareholders of the Fund will vote on Proposal 1 in the aggregate as one class, and not by class of shares.

How do I vote my shares?

Although you may attend the Meeting and vote in person, you do not have to. You can vote your shares by completing and signing the enclosed Proxy Card and mailing it in the enclosed postage-paid envelope. You may also vote through the Internet by visiting the Internet site listed on your Proxy Card and following the on-line instructions or by calling the toll-free number listed on your Proxy Card. If you need any assistance to vote your shares or have any questions regarding the Proposals, please call 1-888-540-8736.

If you simply sign and date the Proxy Card but do not indicate a specific vote, your shares will be voted “FOR” each Proposal and to grant discretionary authority to the persons named in the Proxy Card as to any other matters that properly come before the Meeting.

In determining whether shareholders have approved a Proposal, broker non-votes, votes that are withheld, and abstentions will be treated as shares present at the Meeting for establishing a quorum but that have not been voted. Accordingly, broker non-votes and abstentions effectively will be votes “AGAINST” Proposal 1 because such Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) attending the Meeting and voting in person.

What will happen if there are not enough votes to approve the Proposals?

It is important that we receive your signed Proxy Card to ensure that there is a quorum for the Meeting. If we do not receive your vote after several weeks, you may be contacted by a representative of AST Fund Solutions who will remind you to vote your shares and help you return your Proxy Card. In the event that, with respect to Proposal 1, a quorum is not present for the Fund at the Meeting or a quorum is present at the Meeting but sufficient votes to approve Proposal 1 for the Fund are not received, the Meeting may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning the Meeting to another date and time, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting without further notice.

Please complete, sign and return the enclosed Proxy Card in the enclosed envelope.
No postage is required if mailed in the United States.

You may also vote your proxy through the Internet or by phone in accordance with the instructions set forth on the enclosed Proxy Card.

PROPOSAL 1

APPROVAL OF AMENDED FUNDAMENTAL INVESTMENT POLICIES REGARDING
COMMODITIES

Under the 1940 Act, a fund must have a fundamental investment restriction governing investments in “commodities.” The 1940 Act does not prohibit a fund from investing in commodities. The Fund’s current fundamental investment restriction regarding commodities is as follows:

[The Fund may not:] Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts and currency and financial futures contracts and related options in accordance with any rules of the CFTC.

The Advisor and the Board are recommending that the Fund amend its current fundamental investment restriction regarding investments in commodities to provide the Fund with the flexibility to adapt to continuously changing regulation and to react to changes in the financial markets and the development of new investment opportunities and instruments, in accordance with the Fund’s investment goal and subject to oversight by the Board. Since the adoption of the Fund’s current fundamental investment restriction regarding commodities, the financial markets and related regulation by the U.S. Securities and Exchange Commission, the CFTC and other governmental agencies have evolved, and new types of financial instruments have become available as potential investment opportunities, including commodity-linked instruments. Under the proposed restriction, if current applicable law were to change, the Fund would be able to conform to any such new law without shareholders taking further action.

The proposed amended fundamental investment restriction regarding investments in commodities is as follows:

[The Fund may not:] Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

What effect will amending the current commodities restriction have on the Fund?

The proposed fundamental investment restriction would clarify the ability of the Fund to engage in transactions involving currencies and other derivative transactions, such as futures contracts, forward contracts, commodity options and swaps, subject to oversight by the Board. Notwithstanding the potential flexibility provided by the proposed fundamental investment restriction, the Fund is subject to limitations established from time to time by the Board regarding the use of derivatives. In addition, the Advisor, with respect to the Fund, currently relies on CFTC Rule 4.5 for an exclusion from commodity pool operator registration. The Advisor intends to continue to limit the Fund’s use of commodity interests to the trading limitations set forth in such Rule, as well as other applicable laws and regulations. It is not anticipated that the adoption of the proposed investment restriction would involve additional material risk to the Fund or affect the way the Fund is currently managed or operated.

What factors did the Board consider in recommending that the shareholders of the Fund approve Proposal 1?

At a meeting held on June 4, 2019, the Board voted to approve Proposal 1 and recommend that shareholders of the Fund also approve Proposal 1. The Board’s recommendation is based primarily on the Advisor’s recommendation for approval and the Advisor’s explanation of various supporting considerations, which were accepted by the Board, as follows:

•	There are more types of financial commodities and instruments available at present, and likely to be available in the future, compared to when the Fund’s fundamental investment policies were first adopted.
•	The sub-advisors that manage the Fund’s portfolio may want to use certain types of financial commodities and instruments not now permitted under the current investment policy, and those other types of investments may be more efficient or effective in managing the Fund’s portfolio according to the sub-advisors’ investment strategies.

•	Current regulations applicable to the Fund already limit (and will continue to limit) its use of derivatives, such as financial commodities. Other mutual funds, including those that compete with the Fund, also are subject to those limits.
•	The Advisor does not expect any increase in investment risks related to the Fund as a result of the proposed change, or any material change in the way it is managed by sub-advisors.
•	The Fund would have the flexibility to adapt to continuously changing regulations and to react to changes in the financial markets and the development of new investment opportunities and instruments, in accordance with the Fund’s investment objective and strategies without needing to incur the time and expense to obtain shareholder approval in the future.

For these reasons, the Board determined to recommend that shareholders of the Fund approve Proposal 1.

What is the required vote on Proposal 1?

Approval of Proposal 1 by the Fund requires the affirmative vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. Shareholders of the Fund will vote on Proposal 1 in the aggregate as one class, and not by class of shares. If Proposal 1 is not approved by shareholders, the Fund’s current fundamental investment restriction regarding commodities will remain in effect.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE APPROVAL OF THE
AMENDED FUNDAMENTAL INVESTMENT POLICIES REGARDING COMMODITIES.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, Stephen M. Savage, c/o 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND

VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Fund whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Principal Underwriter

The principal underwriter of the Fund’s shares is ALPS Distributors, Inc. (the “Distributor”). The Distributor offers the Fund’s shares to the public on a continuous basis. The address of the Distributor is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Administrator

State Street Bank and Trust Company serves as the administrator (the “Administrator”) of the Fund. The Administrator provides management and administrative services necessary for the operation of the Fund. The Administrator’s main office is located at One Lincoln Street, Boston, Massachusetts 02111.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Fund at the close of business on August 23, 2019, the Record Date, will be entitled to notice of and to be present and vote at the Meeting or any adjournment(s) thereof. As of the Record Date, the Fund has the following number of shares outstanding, which in each case equals the number of votes to which the shareholders of the Fund are entitled:

Fund	Shares Outstanding as of Record Date (August 23, 2019)
Litman Gregory Masters Alternative Strategies Fund
Institutional Class	147,272,010.932
Investor Class	15,310,926.955

Management Ownership. As of the Record Date, to the best of the knowledge of the Trust, no current Trustee of the Trust beneficially owned 1% or more of the outstanding shares of the Fund, and the Trustees and the officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of the Fund. The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund. As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Advisor, the Fund’s investment sub-advisors, the Distributor, or any of their respective affiliates.

Control Persons and Principal Shareholders. A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of the Fund. A control person under the 1940 Act is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. A control person can have a significant impact on the outcome of a shareholder vote. As of the Record Date, the shareholders indicated below were known to the Trust to be either a control person or principal shareholder of the Fund.

Litman Gregory Masters Alternative Strategies Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	66,592,174.202	45.26%	Record
National Financial Services, Corp. 499 Washington Boulevard Jersey City, NJ 07310-1955	32,097,812.399	21.81%	Record
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	9,895,851.202	6.73%	Record

Litman Gregory Masters Alternative Strategies Fund – Investor Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	7,627,430.805	49.83%	Record
National Financial Services, Corp. 499 Washington Boulevard Jersey City, NJ 07310-1955	4,820,023.332	31.49%	Record
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	1,477,878.794	9.66%	Record

Interested Persons of the Trust and the Fund

Mr. DeGroot, a Trustee of the Trust, is deemed to be an “interested person” of the Trust and the Fund, as defined in the 1940 Act, because of his management roles with the Advisor and his ownership position with an affiliate of the Advisor.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate Proxy Cards. If you would like to receive a separate copy of the Proxy Statement, please call 1-800-960-0188 or write to the Fund c/o 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596. If you currently receive multiple copies of proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a representative when you call toll-free 888-540-8736 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

SPECIAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 15, 2019. The Proxy Statement for the Meeting is available at: www.proxyonline.com/docs/litmangregory.pdf